Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations

8. Business Combinations

CMO. On December 20, 2012, the Partnership acquired from CMD, 100 percent of the issued and outstanding equity interests in Chesapeake Midstream Operating, L.L.C. (“CMO”) for total consideration of $2.16 billion. Through the acquisition of CMO, the Partnership owns certain midstream assets in the Eagle Ford, Utica, Niobrara, Haynesville, Marcellus and Mid-Continent regions. These assets include, in aggregate, approximately 1,675 miles of pipeline and 4.3 million dedicated acres. See Note 1 to the consolidated financial statements for additional information.

The results of operations presented and discussed in this annual report include results of operations from the CMO acquisition for the twelve-day period from closing of the acquisition on December 20, 2012 through December 31, 2012. For this period, income attributable to CMO operations was $3.0 million. The purchase price in excess of the value underlying the gas gathering system assets and working capital is approximately $207.9 million and is attributable to customer relationships acquired. This intangible asset will be amortized over a 20 year period on a straight-line basis.

The table below reflects the final allocation of the purchase price to the assets acquired and the liabilities assumed in the CMO Acquisition (in thousands).

Property, plant and equipment	$1,960,826
Intangible asset	207,891
Other	(8,717)

Total purchase price	$2,160,000

The purchase price allocation is based on an assessment of the fair value of the assets acquired and liabilities assumed in the CMO Acquisition. The fair values of the gathering assets, related equipment, and intangible assets acquired were based on the market, cost and income approaches. All fair-value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and thus represent Level 3 inputs.

Marcellus. On December 29, 2011, the Partnership acquired from CMD all of the issued and outstanding common units of Appalachia Midstream for total consideration of $879.3 million, consisting of 9,791,605 common units and $600.0 million in cash that was financed with a draw on the Partnership’s revolving credit facility. The base purchase price of $879.3 million was increased by $7.3 million due to initial working capital adjustments through December 31, 2011. Through the acquisition of Appalachia Midstream, the Partnership operates 100 percent of and owns an approximate average 47 percent interest in 10 gas gathering systems that consist of approximately 549 miles of gas gathering pipeline in the Marcellus Shale.

The results of operations presented and discussed in this annual report include results of operations from the Appalachia Midstream for the full year of operations in 2012 and the two-day period from closing of the acquisition on December 29, 2011, through December 31, 2011. The Partnership’s interest in the gas gathering systems is accounted for as an equity investment and is included in income from unconsolidated affiliate. For this period, income from unconsolidated affiliate attributable to Marcellus operations was $0.4 million. The purchase price in excess of the value underlying the gas gathering system assets and working capital is approximately $461.2 million and is attributable to customer relationships acquired. This intangible asset will be amortized over a 15 year period on a straight-line basis.

Haynesville Springridge. On December 21, 2010, the Partnership completed the Springridge acquisition for $500.0 million in cash that was funded with a draw on the Partnership’s revolving credit facility of approximately $234.0 million plus approximately $266.0 million of cash on hand. The Springridge gathering system is primarily located in Caddo and De Soto Parishes, Louisiana.

The results of operations presented and discussed in this annual report include results of operations from the Springridge gathering system for the 10-day period from closing of the acquisition on December 21, 2010, through December 31, 2010 and all of 2011 and 2012. The total purchase price of the Springridge acquisition was allocated as follows: gas gathering system assets of $327.5 million and a customer relationship with a value of $172.5 million. The useful life of the customer relationship acquired is estimated to be 15 years and is amortized on a straight-line basis.

The following table presents the pro forma condensed financial information of the Partnership as if the CMO Acquisition occurred on January 1, 2011, and as if the Springridge and Appalachia Midstream Acquisitions occurred on January 1, 2010. The pro forma adjustments reflected in the pro forma condensed consolidated financial statements are based upon currently available information and certain assumptions and estimates; therefore, the actual effects of these transactions will differ from the pro forma adjustments. However, the Partnership’s management considers the applied estimates and assumptions to provide a reasonable basis for the presentation of the significant effects of certain transactions that are expected to have a continuing impact on the Partnership. In addition, the Partnership’s management considers the pro forma adjustments to be factually supportable and to appropriately represent the expected impact of items that are directly attributable to the transfer of CMO, the Springridge assets and Appalachia Midstream to the Partnership.

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues, including revenue from affiliates	$670,702	$689,840	$512,745
Net income	117,334	69,390	144,789
Net income attributable to Access Midstream Partners, L.P.	117,861	69,390	144,789
Net income per common unit – basic and diluted	0.72	0.49	0.96
Net income per subordinated unit – basic and diluted	0.74	0.49	0.96